EXHIBIT 32
CERTIFICATION
The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to our knowledge:

1.
The quarterly report on Form 10-Q/A of Rayonier Inc. (the "Company") for the period ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 10, 2014

/s/ DAVID L. NUNES	/s/ H. EDWIN KIKER
David L. Nunes	H. Edwin Kiker
President and Chief Executive Officer, Rayonier Inc.	Senior Vice President and Chief Financial Officer, Rayonier Inc.